GUIDANCE	VISION	EXPERIENCE	American Beacon Zebra Small Cap Equity FundSM	Ticker Symbol: A Class: AZSAX C Class: AZSCX Y Class: AZSYX Institutional Class: AZSIX Investor Class: AZSPX Retirement Class: AZSRX
SUMMARY PROSPECTUS	DECEMBER 31, 2012

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated December 31, 2012, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.americanbeaconfunds.com/resource_center/MutualFundForms.aspx. You can also get this information at no cost by calling 800-658-5811 or by sending an email request to americanbeaconfunds@ambeacon.com.

Investment Objective

The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 59 of the prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 64 of the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	Share classes
	A	C	Y	Institutional	Investor	Retirement
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Y	Institutional	Investor	Retirement
Management fees	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%	0.50%
Other expenses	2.93%	2.95%	2.86%	2.65%	3.07%	21.20%
Acquired Fund Fees and Expense	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%
Total annual fund operating expenses(1)	3.75%	4.52%	3.43%	3.22%	3.64%	22.27%
Expense Reduction and Reimbursement	2.22%	2.24%	2.30%	2.19%	2.23%	20.49%
Total annual fund operating expenses after expense reduction and reimbursement(2)	1.53%	2.28%	1.13%	1.03%	1.41%	1.78%
____________

1	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class, Y Class, Institutional Class, Investor Class, and Retirement Class of the Fund for Distribution Fees and Other Expenses, as applicable, through December 31, 2013 to the extent that Total Annual Fund Operating Expenses exceed 1.49% for the A Class, 2.24% for the C Class, 1.09% for the Y Class, 0.99% for the Institutional Class, 1.37% for the Investor Class and 1.74 % for the Retirement Class (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Summary Prospectus | December 31, 2012	1	American Beacon Zebra Small Cap Equity Fund

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share class	1 year	3 years	5 years	10 years
A	$722	$1,463	$2,222	$4,204
C	$331	$1,164	$2,106	$4,501
Y	$115	$839	$1,585	$3,556
Institutional	$105	$787	$1,493	$3,370
Investor	$144	$909	$1,694	$3,753
Retirement	$181	$4,019	$6,645	$10,134

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$231	$1,164	$2,106	$4,501

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 103% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small market capitalization U.S. companies. These companies have market capitalizations similar to the market capitalizations of the companies in the Russell 2000® Index at the time of investment. The Russell 2000® Index is comprised of the 2000 companies at the bottom of the Russell 3000® Index based on total market capitalization. As of September 30, 2012, the market capitalizations of the companies in the Russell 2000® Index ranged from $45 million to $4.5 billion. In addition to common stocks, preferred stocks, American Depositary Receipts (“ADRs”), and securities convertible into or exchangeable for common stocks, the Fund may also invest in real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”).

The Fund’s sub-advisor, Zebra Capital Management, LLC (“Zebra”), seeks to capture a liquidity premium among fundamentally strong, publicly-traded equities. A liquidity premium is the additional return that may be realized on the sales of securities that are less liquid at the time of purchase. A liquidity premium may exist in public equity markets, as more liquid stocks tend to be priced at a premium, while less liquid stocks are priced at a discount, thus having higher expected appreciation. Despite producing similar levels of earnings and cash flows, these less liquid stocks can often be purchased at lower prices, offering higher expected appreciation. Frequently, a fundamentally-sound stock is less traded because it has temporarily fallen out of favor. Over time, the market may recognize the inherent value of the stock again, where the Fund would stand to benefit from the liquidity premium as the stock’s trading activity and price rise.

Zebra chooses the securities that comprise the Fund’s portfolio first by identifying stocks with strong fundamentals (i.e., earnings, book value, cash flows) that Zebra believes are undervalued in the market relative to their long-term appreciation potential. Zebra then applies the liquidity premium analysis to identify the stocks that trade less frequently than stocks with comparable fundamentals.

Stocks are typically sold when fundamentals deteriorate, trading activity increases relative to changes in a stock’s fundamentals, or Zebra believes there are greater opportunities to capture liquidity premium in other stocks.

On a short-term basis, the Fund may invest cash balances in money market funds and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Summary Prospectus | December 31, 2012	2	American Beacon Zebra Small Cap Equity Fund

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Equity Securities Risk

Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, ADRs, U.S. dollar-denominated foreign stocks trading on U.S. exchanges, and MLPs. Such investments may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities. REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Investments in MLPs are subject to certain risks that differ from investment in common stock. Holders of units in MLPs have more limited rights and may be required to sell their common units at an undesirable time or price. The Fund’s investments in MLPs may also make it more difficult for the Fund to meet the requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Foreign Investing Risk

Investing in the securities of foreign companies and ADRs, to a lesser extent, carry potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Futures Contract Risk

There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Liquidity Risk

From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such securities to meet redemption requests or other cash needs, the Fund may not realize the liquidity premium or have to sell at a loss.

Market Events

Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide which could affect the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. The Fund’s fixed-income investments are subject to the risk that the lack of liquidity or other adverse credit market

Summary Prospectus | December 31, 2012	3	American Beacon Zebra Small Cap Equity Fund

conditions may hamper the Fund’s ability to purchase and sell the debt securities. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Securities Lending Risk

To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Securities Selection Risk

Securities selected by the Manager or the sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Small Capitalization Companies Risk

Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since small-sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Fund Performance

The bar chart and table below provide an indication of risk by comparing the Fund’s performance with a broad measure of market performance. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper® Small-Cap Core Funds Index, a composite of mutual funds comparable to the Fund.

The chart below shows the performance of the Fund’s Institutional Class shares for all periods. The table below shows the performance of the Fund’s Institutional Class, A Class, C Class, Y Class, Investor Class, and Retirement Class shares for all periods. Sales charges are not reflected in the bar chart and table below. If those charges were included, returns of A Class shares would be less than those shown. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Institutional Class Shares
Total Return for the Calendar Year Ended 12/31/11

The calendar year-to-date total return as of September 30, 2012 was 11.27%

Highest Quarterly Return:	15.81%
(6/1/10 through 12/31/11)	(4th Quarter 2011)
Lowest Quarterly Return:	-18.01%
(6/1/10 through 12/31/11)	(3rd Quarter 2011)

Summary Prospectus | December 31, 2012	4	American Beacon Zebra Small Cap Equity Fund

Average Annual Total Returns1
For the periods ended December 31, 2011
	Inception Date of Class
Institutional Class	6/1/2010	1 Year	Since Inception
Return Before Taxes		-1.25%	12.32%
Return After Taxes on Distributions		-1.65%	11.83%
Return After Taxes on Distributions and Sale of Fund Shares		-0.27%	10.47%

Share class	Inception Date of Class	1 Year	Since Inception
A	6/1/2010	-1.55%	11.86%
C	9/1/2010	-2.40%	11.07%
Y	6/1/2010	-1.18%	12.26%
Investor	6/1/2010	-1.58%	11.89%
Retirement	6/1/2010	-1.90%	11.52%

Indices (reflect no deduction for fees, expenses or taxes)	1 Year	5 years
Lipper Small-Cap Core Funds Index	-3.81%	11.44%
Russell 2000 Index	-4.18%	11.05%

1            After-tax returns are shown only for Institutional Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor

The Fund’s investment sub-advisor is Zebra Capital Management, LLC.

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since 2011
Wyatt L. Crumpler Chief Investment Officer	Since Fund Inception (2010)
Adriana R. Posada Senior Portfolio Manager	Since Fund Inception (2010)

Zebra Capital Management, LLC
Roger Ibbotson, Ph.D. Chief Investment Officer	Since Fund Inception (2010)
Eric Stokes Portfolio Manager	Since 2011

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting

Summary Prospectus | December 31, 2012	5	American Beacon Zebra Small Cap Equity Fund

www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange shares of all classes offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $1,000 for C Class shares, $2,500 for A Class, Investor Class and Retirement Class shares, $100,000 for Y Class shares and $250,000 for Institutional Class shares. Retirement Class shares currently are not being offered for sale. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Summary Prospectus | December 31, 2012	6	American Beacon Zebra Small Cap Equity Fund